UMPQUA HOLDINGS CORPORATION

                          NON-QUALIFIED STOCK OPTION


      This Non-Qualified Stock Option is granted under the terms of Umpqua Holdings Corporation Stock Option Plan (the "Plan"), adopted by Umpqua Holdings Corporation, an Oregon corporation ("Umpqua") effective March 12, 1999 as the successor plan to the South Umpqua State Bank 1995 Stock Option Plan. Unless otherwise defined herein, terms defined in the Plan shall have the same defined meanings in this Option.

      The "Optionee"                      ______________________________

      Number of Shares of the             ______________________________
      Umpqua Common Stock

      "Exercise Price" per Share          $______________

      "Date of Grant"                     ______________________________

      "Expiration Date"                   ______________________________


1.    Terms of the Option.

      1.1 Grant of Option Umpqua hereby grants to the Optionee the right, privilege, and option to purchase up to the number of shares indicated above, subject to adjustment as hereinafter set forth in Section 1.2 below, of Umpqua's Common Stock (the "Option Shares") at the Exercise Price per share as indicated above (the "Option"). The Option may only be exercised as to a whole number of shares of Common Stock.

      1.2. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding securities of Umpqua by reason of stock dividends, stock splits, combinations, reclassification of securities, exchanges of shares, or reorganizations, the number and class of securities of Umpqua deliverable upon the exercise of this Option and the Exercise Price under this Option will be subject to adjustment. Adjustments under this Section 1.2 will be made by Umpqua's Board of Directors and their determination as to what adjustments will be made, and the extent thereof, will be final, binding, and conclusive.

      1.3 Status of this Option as a Non-Qualified Stock Option. It is intended by Umpqua that this Option will not qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

      1.4 Nontransferability of Option. This Option and the rights of the Optionee under this Option may not be transferred in any manner except by will or by the laws of descent and distribution upon the death of the Optionee.

      1.5 Reservation of Shares. Umpqua agrees that at all times there will be reserved for issuance upon exercise of this Option such number of shares of its Common Stock as is required for such issuance.

2.    Time of Exercise of Option.

      2.1 When the Option Becomes Exercisable. This Option may only be exercised in accordance with the vesting schedule, terms and conditions of Appendix A hereto.



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      2.2 Effect of Unpaid  Leaves of Absence.  If at any time during the term of this Option, the Optionee is on unpaid leave from Umpqua or any Subsidiary, the Option may not be exercised during such unpaid leave and the dates contained in Appendix A shall be extended by the length of such unpaid leave.

      2.3 Expiration and Termination of Option. This Option will expire upon the close of business on the Expiration Date and may terminate earlier upon certain events as set forth in Section 4 of this Option. To the extent that this Option has not been exercised prior to the Expiration Date or any earlier termination, all further rights to purchase Option Shares pursuant to this Option will cease and terminate at such time.

3.    Option Exercise Procedures.

      3.1 Who May Exercise the Option. Only the Optionee (or, in the case of exercise after death of the Optionee, by the executor, administrator, heir, or legatee of the Optionee, as the case may be) may exercise this Option.

      3.2 Notice of Exercise. A "Notice of Exercise," on a form approved by Umpqua at the time of exercise, must be signed and delivered to Umpqua's corporate Secretary or such other person as Umpqua may designate at Umpqua's principal business office. Umpqua reserves the right to revise its form of Notice of Exercise from time to time as it determines to be appropriate. If, at the time of the exercise of this Option, Umpqua does not have an effective registration statement on file with the Securities and Exchange Commission that covers the issuance of shares upon the exercise of this Option, the Notice of Exercise will contain certain representations from the Optionee as required under applicable state and federal securities laws. A copy of the then-current form of Notice of Exercise may be obtained at any time from Umpqua. A Notice of Exercise will only be effective if submitted on the form in effect at the time of such exercise.

      3.3 Payment of Exercise Price. The Notice of Exercise must indicate the manner of payment of the Exercise Price for the number of shares so purchased. Payment may be made by check. Umpqua, in its sole discretion, may permit the Exercise Price to be paid, in whole or in part, by the surrender to Umpqua for cancellation of other securities of Umpqua that have been owned by the Optionee for at least six-months with a fair market value equal to the Option Price for the number of shares so purchased. Securities of Umpqua that are surrendered for cancellation will be valued at the publicly reported price for the last sale on the last business day preceding the day Umpqua receives the Notice of Exercise, or, if there are no publicly reported prices for such securities, at the fair market value of such securities as determined in good faith by Umpqua's Board of Directors. If the Exercise Price is being paid in whole or in part by the delivery of other securities of Umpqua, the Notice of Exercise must be accompanied by delivery of the certificates or instruments representing such other securities, duly endorsed for cancellation. Umpqua may, in its sole discretion, permit an Optionee to elect to pay the Exercise Price by authorizing a third party to sell the Shares to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such third party to immediately remit to Umpqua a sufficient portion of the proceeds from such sale to Umpqua to pay the Exercise Price and the entire tax withholding resulting from such exercise.

      3.4 Payment of Tax Withholding Amounts. The Optionee must, upon the exercise of any portion of this Option, either with the delivery of the Notice of Exercise or upon notification by Umpqua of the amount due, pay to Umpqua the amounts, as reasonably determined by Umpqua, necessary to satisfy applicable federal, state and local tax withholding requirements ("Tax Withholding"). Payment of such Tax Withholding by the Optionee may be made by check, by delivery of other securities of Umpqua or by the application of Shares that could be received upon exercise of an Option, or shares of Common Stock which could be received upon exercise of any other stock option issued by Umpqua, by the Optionee so notifying Umpqua at the time of delivery of the Notice of Exercise. This application of Shares shall be accomplished by crediting toward the Optionee's withholding obligation the difference between the fair market value of Umpqua's Common Stock and the exercise price of the Option or other stock option specified in the Optionee's notice. Any such


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application  shall be  considered  an  exercise  of the Option or other  stock option to the extent that Shares are so applied and, as such, may add to the Optionee's withholding obligation. No Shares will be issued upon an exercise of an Option unless and until payment or adequate provision for payment of such Tax Withholding amounts has been made in accordance with the foregoing. If additional withholding is or becomes required beyond any amount paid or provided for by the Optionee in accordance with the foregoing, the Optionee will pay such additional amount to Umpqua immediately upon demand by Umpqua. If the Optionee fails to pay the amount demanded, Umpqua may withhold that amount from other amounts payable by Umpqua or any of its subsidiaries to the Optionee, including salary, subject to applicable law, and Optionee, by receiving and exercising such Option shall be deemed to have consented to such withholding.

      3.5 Delivery of Shares Following Exercise. Umpqua will make delivery of the Option Shares purchased within a reasonable time after it receives the Notice of Exercise and payment in full of the Exercise Price and all Tax Withholding amounts with respect to the exercise of the Option have been paid or adequately provided for. However, if any law or regulation requires Umpqua to take any action with respect to the issuance of the Option Shares, including, without limitation, actions that may be required for compliance with federal and state securities laws or the listing requirements of any stock exchange upon which Umpqua's Common Stock is then listed, then the date of delivery of such shares may be extended for the period necessary to take such action. The Optionee shall only become the holder of such shares upon the actual issuance of the stock certificate representing such shares.

4.    Termination and/or Acceleration of the Option Upon Certain Events

      4.1 Effect of the Death of the Optionee. If the Optionee dies while an employee of Umpqua or any Subsidiary, this Option will terminate one year after the date of such death or, if sooner, upon the Expiration Date. In such event, this Option may be exercised only to the extent the Optionee was entitled to exercise this Option on the date of the Optionee's death and only by the person or persons to whom the Optionee's rights under this Option may pass by the Optionee's will or by the laws of descent and distribution of the state or country of the Optionee's domicile at the time of death.

      4.2 Effect of the Disability of the Optionee. If the Optionee becomes totally and permanently disabled (as defined in Section 22 (e)(3) of the Internal Revenue Code of 1986, as amended) while an employee of Umpqua or any Subsidiary, this Option will terminate one year after the date of such termination of employment or, if sooner, upon the Expiration Date. In such event, this Option may be exercised only to the extent the Optionee was entitled to exercise this Option on the date of such termination.

      4.3 Effect of Termination of the Employment of the Optionee for Cause. If the Optionee's employment with Umpqua or any Subsidiary is terminated for cause, as determined by Umpqua's President or Board of Directors in their reasonable discretion, this Option will terminate immediately upon the delivery to the Optionee of any notice of such termination.

      4.4 Effect of Any Other Termination of the Employment of the Optionee. If the Optionee's employment with Umpqua or any Subsidiary terminates as a result of the Optionee's retirement or for any reason other than the reasons set forth in Sections 4.1, 4.2 or 4.3 of this Option, this Option will terminate thirty (30) days after the date of such termination of employment or, if sooner, upon the Expiration Date. In such event, this Option may be exercised only to the extent the Optionee was entitled to exercise this Option on the date of such termination. For purposes of this Option, the Optionee's employment with Umpqua or any Subsidiary shall be considered to have terminated if the Optionee for any reason becomes a "part-time" employee as such term is defined in Umpqua's then existing employment rules or guidelines.

      4.5 Effect of a Change of Control of Umpqua. In the event of (a) a merger, consolidation, plan of exchange or voluntary share exchange agreement with one or more corporations in which the shareholders of Umpqua immediately


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prior to such transaction do not, following such transaction, continue to hold securities with voting rights equal to at least 50% of all votes entitled to be cast in the election of directors of the surviving entity, (b) a sale of all or substantially all of the assets of Umpqua or (c) the dissolution and liquidation of Umpqua (collectively a "Change of Control Transaction"),
(i) this Option may be assumed by the successor in interest in such Change of Control Transaction, (ii) the Optionee may receive from the successor in interest in such Change of Control Transaction a replacement option with rights which are economically equivalent to the rights under this Option at the time of such Change of Control Transaction or, (iii) if neither of the foregoing occurs, this Option shall terminate upon the closing of the Change of Control Transaction. If, in a Change of Control Transaction, this Option is neither assumed nor replaced by the successor in interest, the Optionee shall be provided with notice at least thirty (30) days prior to the closing of such Change of Control Transaction and shall be entitled to exercise this Option as to all of the Option Shares without regard to the vesting schedule set forth in Section 2.1.

5.    Representations, Warranties and Covenants of the Optionee.

      5.1. No Effect on Employment. The Optionee understands and agrees that nothing contained in this Option will be construed to limit or restrict the rights of Umpqua to terminate the employment of the Optionee at any time, with or without cause, to change the duties of the Optionee or to increase or decrease the Optionee's compensation. Without limiting the foregoing, the Optionee understands and agrees that the vesting of Option Shares under this Option is subject to and is conditioned upon the continued employment of the Optionee by Umpqua or a Subsidiary and that such employment can be terminated at any time by Umpqua or its Subsidiary.

      5.2. Rights Prior to Exercise of This Option. The Optionee understands and agrees that the Optionee will have no rights as a shareholder in the Option Shares, including without limitation the right to vote or receive dividends, until the issuance of the Option Shares is reflected in Umpqua's stock transfer records.

      5.3. Tax Implications. The Optionee understands that, under federal income tax laws as they currently exist, the exercise of this Option will result in ordinary income to the Optionee in an amount equal to the difference between the Exercise Price and the fair market value of the shares acquired on the date of such exercise.

      5.4 Underwriter's Lock-up. The Optionee by accepting this Option agrees that whenever Umpqua undertakes a firm underwritten public offering of its securities and if requested by the managing underwriter in such offering, the Optionee will enter into an agreement not to sell or dispose of any securities of Umpqua owned or controlled by the Optionee provided that such restriction will not extend beyond twelve (12) months from the effective date of the registration statement filed in connection with such offering.

      5.5 Disclosures. The Optionee acknowledges receipt of a copy of the Plan and certain related information and represents that Optionee has fully reviewed the terms and conditions of the Plan and this Option and has had opportunity to obtain the advice of counsel prior to executing this Option. The Optionee represents and warrants that the Optionee is not relying upon any representations, agreements or understandings of or with Umpqua except for those set forth in the Plan and this Option.

6.    Miscellaneous Provisions

      6.1. Binding Effect. This Option will be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, and permitted assigns.

      6.2. Notices. All notices to the Optionee or other persons then entitled to exercise this Option will be delivered at the address contained in the records of Umpqua or such other address as may be specified in writing by the


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Optionee or such other person.  All notices to Umpqua will be delivered at its principal office.

      6.3. Governing Law and Interpretation. This Option will be governed by the laws of the State of Oregon as to all matters, including but not limited to matters of validity, construction, effect, and performance, without giving effect to rules of choice of law. This Option hereby incorporates by reference all of the provisions of the Plan and will in all respects be interpreted and construed in such manner as to effectuate the intent of the Plan. In the event of a conflict between the terms of this Option and the Plan, the terms of the Plan will prevail. All matters of interpretation of the Plan and this Option, including the applicable terms and conditions and the definitions of the words, will be determined in the sole and final discretion of Umpqua's Board of Directors.

      6.4. Attorney Fees. If any suit or action is instituted in connection with any controversy arising out of this Option or the enforcement of any right hereunder, the prevailing party will be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney fees, including fees on any appeal.


                                    UMPQUA HOLDINGS CORPORATION


                                    By:  ____________________________________
                                         Raymond P. Davis President
Attest:


By: _______________________________
    ____________________, Secretary


                                    OPTIONEE:


                                    __________________________________________
                                    __________________________________________

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